Investor Update Q2 2022 Peapack-Gladstone Bank Peapack Private Wealth Management The Q2 2022 Investor Update should be read in conjunction with the Q2 2022 Earnings Release issued on July 29, 2022. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) inflation and our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2022 and beyond; 4) our ability to successfully integrate wealth management firm acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for loan and lease losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) our ability to successfully generate business in new geographic markets; 22) a reduction in our lower-cost funding sources; 23) our ability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) our ability to retain key employees; 26) demands for loans and deposits in our market areas; 27) adverse changes in securities markets and 28) other unexpected material adverse changes in our operations or earnings. Further, given its ongoing and dynamic nature, it is difficult to predict the continued impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy worsens, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for credit losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) a material decrease in net income or a net loss over several quarters could result in the elimination or a decrease in the rate of our quarterly cash dividend; 7) our wealth management revenues may decline with continuing market turmoil; 8) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 9) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

EPS $1.08; ROA 1.30%; ROE 15.43%; ROTE* 17.00%. Net interest margin up 14 bps linked quarter. Efficiency Ratio 53%. Positioned positively for additional rate hikes – 25% of loans reprice within 1 month, 37% within 3 months, and 47% within 1 year. C&I loan/lease balances comprise 40% of total loans and are well-diversified by geography, industry, and collateral. Strong asset quality. Criticized and Classified down $32MM. Wealth Management fees totaled $13.9MM, up 7% YOY, despite a 12% market decline over the same period. AUM/AUA totaled $9.5B at quarter end. Gross client inflows totaled $210MM for the quarter; $556MM year-to-date. Capital markets fees totaled $2.9MM ($13.1MM for trailing 12 months). Mortgage banking fees remain nominal as a percent of total revenue. Core deposits grew to 90% of total deposits. 200,000 shares repurchased at a cost of $6.4MM. Q2 2022 Highlights 3 * See Non-GAAP financial measures reconciliation table.

4 +41% YOY & 2% Linked Qtr *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q1 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), Q2 2021 Adjusted excluded a benefit of life insurance proceeds($153,000), gain on sale of PPP loans ($1.1MM), income related to the referral of PPP loans($722,000), loss related to the termination of interest rate swaps ($842,000). See Non-GAAP financial measures reconciliation table. 2 Q1 2022 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM), Q2 2021 Adjusted excluded expense related to the redemption of subordinated debt ($648,000). See Non-GAAP financial measures reconciliation table. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. Continued Strong Revenue and Profitability Momentum Q2 2022 +27% YOY & 8% Linked Qtr (Dollars in millions, except per share data) +50% YOY & 6% Linked Qtr

5 +43% YOY *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), YTD 2021 Adjusted excluded a benefit of life insurance proceeds ($153,000), gain on loans held for sale at lower of cost or fair value ($1.4MM), income related to the referral of PPP loans ($722,000), loss related to the termination of interest rate swaps ($842,000). See Non-GAAP financial measures reconciliation table. 2 YTD 2022 Adjusted and YTD 2021 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM), YTD 2021 Adjusted excluded expense related to the redemption of subordinated debt ($648,000). See Non-GAAP financial measures reconciliation table. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. Continued Strong Revenue and Profitability Momentum YTD 2022 +26% YOY (Dollars in millions, except per share data) +44% YOY

Fee Income Has Remained Resilient 6 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. 1 YTD 2021 Adjusted excluded a benefit of life insurance proceeds ($153,000), gain on loans held for sale at lower of cost or fair value ($1.4MM), income related to the referral of PPP loans ($722,000), loss related to the termination of interest rate swaps ($842,000). See Non-GAAP financial measures reconciliation table. 2 YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM). See Non-GAAP financial measures reconciliation table. Total Noninterest Income as a % of Total Revenue: 34% 33% 6-mos ended 06/30/2021 $34.3MM $39.8MM In 000’s $28.7MM $25.2MM +16% YOY 6-mos ended 06/30/2022 1 2

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management 7 $9.5B AUMs/AUAs 42% EBITDA Margin YTD 2022 23% 2017-2021 CAGR $4.0MM Avg Relationship $556MM YTD 2022 Gross Inflows $28.7MM 6-mos Revenue

8 Peapack Private Wealth Management New Business Inflows AUM/AUA (000s)

9 YTD Loan Growth: 7% *Excludes $210MM of undrawn lines of credit. $4,844MM $851MM* ($410MM) ($116MM) $5,169MM 12/31/2021 Total Loan Balance 06/30/2022 Total Loan Balance Other Accelerated Prepayments & Net LOC Draws Contractual Repayments Funding on New Facilities Loan Growth

Commercial Banking* (Total construction exposure <1%) 10 $2.7B Outstandings 52% of Total Loans $5.5MM SBA Fees YTD $1.6MM Corp Advisory Fee Income YTD (in millions) $1,585 *NOTE: Excludes MFL which totaled $1.9B as of 6/30/2022. $2,100 $2,474 $2,658 $2,537 $2,697 $2.6MM in Annual Account Analysis Fees Full Suite of Digital and Treasury Mgmt solutions “White Glove” Platinum Service Teams

NIM (as reported) (%) 11 Asset Sensitivity Continues to Expand Net Interest Margin Net Interest Income expected to benefit 3% in Year 1 and 8% in Year 2 from a +200 bps rate increase (conservatively assumes 45% deposit beta). 25% of loans reprice within 1 month, 37% within 3 months, and 47% within 1 year. Looking ahead…

NPAs / Assets (%) ALLL (ACL) / Non-Performing Loans (%) 30-89 Days Past Due / Gross Loans (%) Solid Credit Quality 12 Classified Loans / Gross Loans (%)

Personal Banking* 13 $270MM average deposits per branch New York City MSA with branches in 3 of top 15 wealthiest US counties #1 Deposit Growth in Top 10 15% CAGR since 2012 90% Core Unique private banking service model Growth Upside 6% market share in a $90B deposit market *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations $586MM Residential/Consumer Loans

14 PGC’s Comparative Valuation to Wealth Management Peers Note: Pricing data as of 07/20/2022; TBV as reported for the period ended 03/31/2022 and not pro forma for pending acquisitions. Wealth Management Institutions: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, WSFS – WSFS Financial Corporation, TMP - Tompkins Financial Corporation, and WASH – Washington Trust Bancorp. Source: S&P Global Market Intelligence Price/TBV

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Wealth Management Peer Comparables

Financials at and for the quarter ended March 31, 2022

		Balance Sheet					2022Q1 Profitability								Valuation as of July 20, 2022			
Company	Ticker	Assets ($M)	Loans/ Deps. (%)	LLR/ Gross Loans (%)	NPAs / Assets (%)	TCE / TA (%)	Core ROAA (%)	Core ROAE (%)	NIM (%)	Cost of Deps. (%)	Fee Inc / AA (%)	Fee Inc / Rev. (%)	NIX / AA (%)	Effic. Ratio (%)	TBV (%)	Price / 2022E EPS (x)	Price / 2023E EPS (x)	Market Cap ($M)
Univest Financial Corp.	UVSP	7,108	89.3	1.26	0.44	8.58	1.20	10.9	2.89	0.19	1.16	30.5	2.53	65.5	131	9.7	8.9	776
Cambridge Bancorp	CATC	5,018	76.4	1.00	0.12	7.69	1.08	12.3	2.74	0.17	0.92	26.3	2.09	59.3	151	10.5	9.1	584
WSFS Financial Corp.	WSFS	20,965	64.3	1.20	0.18	7.50	0.91	7.0	3.01	0.07	1.15	30.4	2.34	59.7	185	10.6	8.9	2,766
Tompkins Financial	TMP	7,891	72.2	0.83	0.38	7.20	1.19	13.2	3.04	0.12	1.01	26.1	2.37	60.5	194	12.9	13.0	1,083
Washington Trust	WASH	5,848	83.5	0.91	0.49	7.68	1.14	12.0	2.57	0.25	1.17	32.8	2.13	59.1	195	13.1	11.8	866
	High	20,965	89.3	1.26	0.49	8.58	1.20	13.2	3.04	0.25	1.17	32.8	2.53	65.5	195	13.1	13.0	2,766
	Mean	9,366	77.1	1.04	0.32	7.73	1.10	11.1	2.85	0.16	1.08	29.2	2.29	60.8	171	11.4	10.4	1,215
	Median	7,108	76.4	1.00	0.38	7.68	1.14	12.0	2.89	0.17	1.15	30.4	2.34	59.7	185	10.6	9.1	866
	Low	5,018	64.3	0.83	0.12	7.20	0.91	7.0	2.57	0.07	0.92	26.1	2.09	59.1	131	9.7	8.9	584
Peapack-Gladstone	**PGC**	6,256	95.6	1.13	0.29	7.65	1.25	14.2	2.69	0.23	1.43	35.7	2.05	50.4	117	7.9	7.5	530
	Rank out of 6:	*4*	*1*	*3*	*3*	*4*	*1*	*1*	*5*	*5*	*1*	*1*	*1*	*1*	*6*	*6*	*6*	*6*

Note: Core earnings exclude nonrecurring operating incomes & expenses such as losses on securities sales, restructuring expenses, severance expenses, and merger-related expenses
Source: S&P Global Market Intelligence

15

PGC Valuation: Sum-of-the-Parts Analysis (implied bank value trading at 63% TBV) 16 Assuming M&A EBITDA multiples of 12-15x for established and growing wealth management firms indicates substantial embedded value in Peapack Private Wealth Management (PPWM):

Current TBV multiple lags wealth management peers providing potential share price appreciation. $9.5B AUM/AUA ($57MM annualized revenue) wealth management business provides a differentiated business model with significant barriers to entry. Over time, this will deliver superior shareholder value. Wealth management, commercial banking and capital markets activities provide diverse sources of fee income and a stable revenue stream over time. Total fee income 33% of total revenue for YTD 2022. Attractive geographic franchise. Operates in 3 of the top 15 wealthiest counties in the U.S. Highly efficient personal banking branch network with average deposits per branch of $270MM. Positioned to benefit from rate increases. Core deposits totaled 90% of total deposits. Strong asset quality. Investment grade ratings from both Moody’s and Kroll. ABA Best Banks To Work For four years in a row. Compelling Investment Considerations 17

Appendix Peapack-Gladstone Bank

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 19 1 Q1 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), Q2 2021 Adjusted excluded a benefit of life insurance proceeds ($153,000), gain on sale of PPP loans ($1.1MM), income related to the referral of PPP loans ($722,000), loss related to the termination of interest rate swaps ($842,000). See Non-GAAP financial measures reconciliation table. 2 Q1 2022 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM), Q2 2021 Adjusted excluded expense related to the redemption of subordinated debt ($648,000). See Non-GAAP financial measures reconciliation table. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. 4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

YTD Income Statement Summary (Dollars in thousands, except per share data) 20 1 YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), YTD 2021 Adjusted excluded a benefit of life insurance proceeds($153,000), gain on loans held for sale at lower of cost or fair value ($1.4MM), income related to the referral of PPP loans ($722,000), loss related to the termination of interest rate swaps ($842,000). See Non-GAAP financial measures reconciliation table. 2 YTD 2022 Adjusted and YTD 2021 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM), YTD 2021 Adjusted excluded expense related to the redemption of subordinated debt ($648,000). See Non-GAAP financial measures reconciliation table. 3 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. 4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Quarterly Balance Sheet Summary (Dollars in thousands) 21 1 As of 3/31/2022 reduction of investments due to sale of $125MM of securities as part of balance sheet repositioning strategy. 2 As of 03/31/2022 other assets included $120MM due from FHLB related to securities sales.  The $120MM received on 04/01/2022 was used to reduce Short Term Borrowings.

Asset Quality 22 1 Amounts reflect TDRs that are paying according to restructured terms. 2 Excludes TDRs included in nonaccrual loans in the following amounts:  $13.5MM at 06/30/2022; $13.6MM at 03/31/2022; $1.1MM at 12/31/2021; $4.0MM at 09/30/2021; and $3.9MM at 06/30/2021. 3 Includes $6.9MM for one leasing credit due to a loan servicing issue at 12/31/2021. Payment was received in 01/2022. 4 Commencing on 01/01/2022 the allowance calculation is based on the current expected credit loss methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology. Provision to rollforward the ACL excludes a credit of $114,000 related to the off-balance sheet commitments. 5 Total ACL less specific reserves equals general ACL.

Capital Summary 23 1. Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table. 2. Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table.

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 24 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

YTD Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 25 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 26